FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):     AUGUST  14,  2001
                                                             -----------------
                                                            (AUGUST  8,  2001)
                                                                  ------------

                            LEVEL  8  SYSTEMS,  INC.
--------------------------------------------------------------------------------
        (Exact  name  of  registrant  as  specified  in  its  charter)


DELAWARE                             000-26392                        11-2920559
-----------------               -----------------              -----------------
(State  or  other  jurisdiction     (Commission                   (IRS  Employer
of  incorporation)                  File  Number)           Identification  No.)


8000  REGENCY  PARKWAY,  CARY,  NORTH  CAROLINA                            27511
-----------------------------------------------                            -----
(Address  of  principal  executive  offices)                         (Zip  Code)


Registrant's  telephone  number,  including  area  code          (919)  380-5000
                                                                 ---------------


                                   NOT  APPLICABLE
--------------------------------------------------------------------------------
     (Former  name  or  former  address,  if  changed  since  last  report.)

ITEM  5.     OTHER  EVENTS
             -------------

     On August 8, 2001, Level 8 Systems, Inc. (the "Company") entered into an Asset Purchase Agreement by and between the Company and AppBuilder Solution B.V., a Netherlands establishment ("AppBuilder Solution"), a wholly-owned subsidiary of Liraz Systems Ltd., which is a significant stockholder of the Company, pursuant to which the Company will sell, and AppBuilder Solution will acquire, all of the Company's assets relating to the Geneva AppBuilder software in exchange for approximately Twenty Million Dollars ($20,000,000). The transaction is expected to close during the third quarter of 2001.

     A copy of the Asset Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K. Also filed as exhibits to this Current Report on Form 8-K are copies of the First Amendment to Registration Rights Agreement, by and between the Company and Liraz Systems Ltd., and the press release dated August 8, 2001 announcing the proposed transaction.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS
             ------------------------------------

     (c)     Exhibits.
             --------

          2.1 Asset Purchase Agreement, dated as of August 8 2001, by and between Level 8 Systems, Inc. and AppBuilder Solution B.V. (exhibits and schedules omitted but will be furnished supplementally to the Securities and Exchange Commission upon request).

          4.1 First Amendment to Registration Rights Agreement dated as of August 8, 2001, to the Registration Rights Agreement dated as of June 13, 1995, by and between Across Data Systems, Inc. (the predecessor to Level 8 Systems, Inc.) and Liraz Systems Ltd.

          99.1 Press release dated as of August 9, 2001 issued by Level 8 Systems, Inc.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August  14,  2001               LEVEL  8  SYSTEMS,  INC.

                                       By:  /S/ John P. Broderick
                                            ------------------------------------
                                                John  P.  Broderick
                                                Chief  Financial  Officer,
                                                Treasurer  and  Secretary

                                EXHIBIT INDEX
                                -------------

          2.1 Asset Purchase Agreement, dated as of August 8 2001, by and between Level 8 Systems, Inc. and AppBuilder Solution B.V. (exhibits and schedules omitted but will be furnished supplementally to the Securities and Exchange Commission upon request).

          4.1 First Amendment to Registration Rights Agreement dated as of August 8, 2001, to the Registration Rights Agreement dated as of June 13, 1995, by and between Across Data Systems, Inc. (the predecessor to Level 8 Systems, Inc.) and Liraz Systems Ltd.

          99.1 Press release dated as of August 9, 2001 issued by Level 8 Systems, Inc.